UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2005


                            UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

Connecticut                             1-15052          06-1541045
------------                            -------          ----------
(State or other jurisdiction            (Commission      (IRS Employer
of Incorporation)                       File Number)     Identification No.)

157 Church Street, New Haven, Connecticut                06506
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(Address of principal executive offices)                 (Zip Code)

Registrant's Telephone Number,
Including Area Code                                      (203) 499-2000


                           Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 17, 2005 UIL Holdings Corporation (the "Registrant") issued a press release announcing the Registrant's financial results for the quarter and year ended December 31, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99. The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is filed as part of this report:

99  Press release, dated February 17, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UIL HOLDINGS CORPORATION
                                            Registrant



Date:  2/17/05                          By       /s/ Louis J. Paglia
       -------                            -----------------------------------
                                                    Louis J. Paglia
                                                Executive Vice President
                                              and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  --------------


EXHIBIT                             DESCRIPTION
-------                             -----------

99                                  Press Release dated February 17, 2005